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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 7, 2001

                         HORSESHOE GAMING HOLDING CORP.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      333-0214               88-0425131
---------------------------------        ------------        -------------------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


      P.O. BOX 2339, JOLIET, IL                                     60434
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (815) 773-0700

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ITEM 5. OTHER EVENTS.

        Effective January 31, 2001, the Illinois Gaming Board (the Board) approved a settlement agreement between the Board, Horseshoe Gaming Holding Corp. (the Company), Empress Casino Joliet Corporation, the wholly-owned subsidiary of the Company that owns and operates the Empress Casino in Joliet, Illinois (Joliet casino) and Jack Binion (Binion). Among other provisions, the agreement calls for the Company to divest the Joliet casino and drop its appeal of the Board's June 30, 2000 decision to deny Binion a casino owner's license.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. The following exhibit is filed as a part of this report:

             10.01 Empress Casino Joliet Settlement Agreement between the Illinois Gaming Board, Horseshoe Gaming Holding Corp., Empress Casino Joliet Corporation and Jack Binion, dated January 31, 2001


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             HORSEHSHOE GAMING HOLDING CORP.


Date: February 7, 2001                       By:  /s/ Kirk C. Saylor
                                                 -------------------------------
                                                 Kirk C. Saylor
                                                 Chief Financial Officer and
                                                 Treasurer (Principal Financial
                                                 Officer)



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                                 EXHIBIT INDEX


           EXHIBIT
           NUMBER                 DESCRIPTION
           -------                -----------
            10.01 Empress Casino Joliet Settlement Agreement between the Illinois Gaming Board, Horseshoe Gaming Holding Corp., Empress Casino Joliet Corporation and Jack Binion, dated January 31, 2001